INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
INCOME TAX STATUS	INCOME TAX STATUS
The Plan has received a favorable determination letter from the Internal Revenue Service dated October 30, 2017 indicating that the Plan is designed in accordance with applicable sections of the Internal Revenue Code (Code). The Plan has been amended since receiving the determination letter. However, the Plan Administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Therefore, no provisions for income taxes have been made.

United States GAAP requires plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the Internal Revenue Service. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken. The Plan has not recognized any interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan is currently open to audit under the statute of limitations by the IRS for the 2022 through 2024 tax years.